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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement, File No. 333-16311.

                                                  /S/ Arthur Anderson LLP
                                                      Arthur Anderson LLP

Seattle, Washington
March 27, 1997